MUNIVEST
FUND II, INC.









FUND LOGO










Annual Report

October 31, 1996




Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVT



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MUNIVEST FUND II, INC.



The Benefits and
Risks of
Leveraging


MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

DEAR SHAREHOLDER


For the year ended October 31, 1996, the Common Stock of MuniVest Fund II, Inc. earned $0.854 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.05%, based on a month-end net asset value of $14.12 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.47%, based on a change in per share net asset value from $13.93 to $14.12, and assuming reinvestment of $0.852 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +6.77%, based on a change in per share net asset value from $13.68 to $14.12, and assuming reinvestment of $0.425 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of Series A, 3.23%;
Series B, 3.18%; and Series C, 3.41%.

The Municipal Market
Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the six months ended October 31, 1996, we continued to maintain the neutral strategy we had adopted earlier this year. We preferred income-oriented issues over more interest rate-sensitive securities whenever possible. However, attractively priced, higher-couponed, tax-exempt bonds continued to be scarce, making such purchases difficult despite ongoing yield volatility. Consequently, we chose to remain essentially fully invested during the six-month period ended October 31, 1996. Until the near-term direction of tax-exempt interest rates becomes clearer, we expect to maintain the Fund's current strategy. Over the last 12 months, this strategy greatly benefited the Fund's total return.

Short-term tax-exempt interest rates traded in a narrow range, centered around 3.50% for most of the six-month period ended October 31, 1996. Concerns over interest rate tightening by the Federal Reserve Board have had little, if any, impact on short-term municipal interest rates. Consequently, the leverage of the Common Stock has continued to have a material beneficial impact on the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager





December 3, 1996




PROXY RESULTS


During the six-month period ended October 31, 1996, MuniVest Fund
II, Inc. Common Stock shareholders voted on the following proposals.
The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                       Shares Voted       Shares Voted
                                                                                            For         Without Authority
1. To elect the Fund's Board of Directors:                Cynthia A. Montgomery         19,098,111          505,107
                                                          Charles C. Reilly             19,097,411          505,807
                                                          Kevin A. Ryan                 19,098,742          504,476
                                                          Arthur Zeikel                 19,098,982          504,236

                                                                               Shares Voted    Shares Voted    Shares Voted
                                                                                   For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                            19,010,275        234,004        358,939


During the six-month period ended October 31, 1996, MuniVest Fund
II, Inc. Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                       Shares Voted       Shares Voted
                                                                                            For         Without Authority
1. To elect the Fund's Board of Directors as follows:Ronald W. Forbes,
   Cynthia A. Montgomery,Charles C. Reilly, Kevin A. Ryan, Richard R.
   West and Arthur Zeikel:
                                                          Series A                         1,060               26
                                                          Series B                         1,458                0
                                                          Series C                         1,308               70

                                                                               Shares Voted    Shares Voted    Shares Voted
                                                                                   For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                                          Series A                1,086             0               0
                                                          Series B                1,458             0               0
                                                          Series C                1,303            75               0


Portfolio Abbreviations


To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
EDA     Economic Development Authority
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                  S&P      Moody's      Face                                                                      Value
STATE            Ratings   Ratings     Amount    Issue                                                          (Note 1a)
Alaska--4.0%     AA        Aa3        $15,000    Valdez, Alaska, Marine Terminal Revenue Refunding
                                                 Bonds (Sohio Pipeline--British Petroleum Oil),
                                                 7.125% due 12/01/2025                                          $ 16,555

Arizona--0.7%    AAA       Aaa          2,315    Maricopa County, Arizona, School District No. 3,
                                                 Refunding and Improvement Bonds (Tempe Elementary),
                                                 UT, 7.50% due 7/01/2010 (c)                                       2,797

Arkansas--0.0%   NR*       P1             200    Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project),
                                                 VRDN, 3.55% due 10/01/2007 (a)                                      200

California--     AA        Aa           3,825    California State Department of Water Resources Water Systems
1.6%                                             Revenue Bonds (Central Valley Project), Series P, 6.50%
                                                 due 12/01/2018                                                    4,147

                 A         A            2,000    California State Public Works Board, Lease Revenue Bonds
                                                 (Various Community College Projects), Series B, 7% due
                                                 3/01/2004 (i)                                                     2,310

Colorado--4.1%   A1+       VMIG1++        200    Colorado Health Facilities Authority Revenue Bonds
                                                 (Sisters of Charity Health Services), VRDN, Series C,
                                                 3.55% due 5/15/2022 (a)                                             200
                 NR*       Aa           3,380    Colorado HFA, S/F Program, AMT, Senior Series F, 8.625%
                                                 due 6/01/2025 (h)                                                 3,885

                                                 Denver, Colorado, City and County Airport Revenue Bonds:
                 BBB       Baa          7,500      AMT, Series C, 6.75% due 11/15/2022                             7,772
                 AAA       Aaa          4,350      Series A, 7.25% due 11/15/2002 (d)(i)                           5,025

Delaware--0.6%   AAA       Aaa          2,250    Delaware Transportation Authority, Transportation System,
                                                 Senior Revenue Bonds, 7% due 7/01/2014 (c)                        2,572

Florida--0.9%    BBB       Baa1         3,655    Escambia County, Florida, PCR (Champion International Corp.
                                                 Project), AMT, 6.90% due 8/01/2022                                3,862

Georgia--7.0%                                    Georgia Municipal Electric Authority, Special Obligation
                                                 Revenue Bonds:
                 A         A            6,000      (3rd Crossover Series), 6.60% due 1/01/2018                     6,627
                 A         A            1,250      (4th Crossover Series), Project One, 6.50% due 1/01/2020        1,371
                 A+        A           11,035      (5th Crossover Series), Project One, 6.50% due 1/01/2017       12,084
                                                 Georgia State, GO, Series F:
                 AA+       Aaa          5,000      6.50% due 12/01/2006                                            5,630
                 AA+       Aaa          3,150      6.50% due 12/01/2007                                            3,557

Hawaii--0.5%     A         A            2,000    Hawaii State Department, Budget and Finance Special Purpose
                                                 Revenue Bonds (Kapi'Olani Health Obligation), 6.25% due
                                                 7/01/2021                                                         2,052


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                  S&P      Moody's      Face                                                                      Value
STATE            Ratings   Ratings     Amount    Issue                                                          (Note 1a)
Idaho--0.6%      NR*       Aaa        $ 2,500    Idaho Housing Agency, S/F Mortgage, AMT, Series E-2,
                                                 6.90% due 1/01/2027                                            $  2,624

Illinois--       AA-       Aa3          6,925    Chicago, Illinois, Gas Supply Revenue Bonds (People's
13.9%                                            Gas), Series A, 6.875% due 3/01/2015                              7,450
                 AAA       Aaa          5,000    Chicago, Illinois, Water Revenue Bonds, 5% due
                                                 11/01/2025 (c)                                                    4,487
                                                 Illinois HDA, M/F Housing Program:
                 A+        A1           9,090      Refunding, Series A, 7.375% due 7/01/2017                       9,839
                 A+        A1           6,500      Series 5, 6.75% due 9/01/2023                                   6,726
                 A+        Aa           2,550    Illinois HDA, Residential Mortgage Revenue Bonds, AMT,
                                                 Series C-1, 6.874% due 2/01/2018                                  2,642
                 NR*       Baa1         3,235    Illinois Health Facilities Authority Revenue Bonds (Holy
                                                 Cross Hospital Project), 6.75% due 3/01/2024                      3,322
                                                 Illinois Regional Transportation Authority:
                 AAA       Aaa          4,815      Series A, 6.50% due 6/01/2015 (b)                               5,221
                 AAA       Aaa          1,500      Series A, 7.20% due 11/01/2020 (b)                              1,819
                 AAA       Aaa          7,000      Series A, 6.70% due 11/01/2021 (c)                              8,050
                 AAA       Aaa          2,500      Series C, UT, 7.75% due 6/01/2020 (c)                           3,207
                 AAA       Aaa          1,000      Series C, UT, 7.10% due 6/01/2025 (c)                           1,148
                 AAA       A1           3,500    Illinois State Sales Tax Revenue Bonds, Series O, 6.50%
                                                 due 6/15/2013                                                     3,741

Indiana--12.8%                                   Indiana Bond Bank, Revenue Guarantee (State Revolving Fund
                                                 Program), Series A:
                 A         NR*          2,750      6.875% due 2/01/2012                                            3,016
                 A         NR*          5,750      6.75% due 2/01/2017                                             6,347
                 NR*       Aaa          5,545    Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                 Series A, 6.80% due 1/01/2017                                     5,793
                 AAA       Aaa          1,700    Indiana State Toll Road Commission, Toll Road Revenue
                                                 Bonds (East-West Toll Road), 9% due 1/01/2015 (e)                 2,320
                 NR*       A            1,915    Indiana Transportation Finance Authority, Airport
                                                 Facilities Lease Revenue Bonds (United Air), Series A,
                                                 6.75% due 11/01/2011                                              2,024
                                                 Indiana Transportation Finance Authority, Highway Revenue
                                                 Bonds, Series A:
                 A+        A1           2,000      7.25% due 6/01/2015                                             2,378
                 A+        A1           3,775      6.80% due 12/01/2016                                            4,357
                                                 Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                 Refunding, Series D:
                 A+        NR*          8,750      6.75% due 2/01/2014                                             9,884
                 A+        NR*         11,800      6.75% due 2/01/2020                                            12,738
                 AAA       Aaa          3,770    South Newton, Indiana, First Mortgage Revenue Bonds
                                                 (School Building Corp.), UT, 7% due 1/15/2017 (d)                 4,289

Kentucky--0.4%   AA-       Aa3          1,750    Boone County, Kentucky, PCR, Refunding (Dayton Power &
                                                 Light Co.), Series A, 6.50% due 11/15/2022                        1,838
Louisiana--1.4%  NR*       Baa2         2,000    Lake Charles, Louisiana, Harbor and Terminal District,
                                                 Port Facilities Revenue Refunding Bonds (Trunkline Long Co.
                                                 Project), 7.75% due 8/15/2022                                     2,256
                 A-        A1           3,315    Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                                 University), 6.625% due 11/15/2021                                3,570

Maine--1.7%      AA-       Aa           6,790    Maine State Housing Authority, Mortgage Purchase, AMT,
                                                 Series C-2, 6.875% due 11/15/2023                                 7,054

Maryland--1.0%   A-        NR*          2,000    Maryland State Energy Financing Administration, Solid Waste
                                                 Disposal, Limited Obligation, Revenue Bonds (Wheelabrator
                                                 Water Projects), AMT, 6.45% due 12/01/2016                        2,075
                                                 Maryland State Health and Higher Educational Facilities
                                                 Authority Revenue Bonds:
                 NR*       VMIG1++        600      (Pooled Loan Program), VRDN, Series A, 3.55% due
                                                   4/01/2035 (a)                                                     600
                 AAA       Aaa          1,000      (University of Maryland Medical Systems), Series B, 7%
                                                   due 7/01/2022 (c)                                               1,203
                 A1+       VMIG1++        400    University of Maryland, University Revenue Bonds (Revolving
                                                 Equipment Loan Program), VRDN, Series B, 3.40% due
                                                 7/01/2015 (a)                                                       400

Massachusetts--  A+        A1           3,250    Massachusetts Bay Transportation Authority (Massachusetts
3.5%                                             Transportation System), Series C, 6.10% due 3/01/2023             3,325
                 A+        A1           2,450    Massachusetts State Consolidated Loan, Series A, 4.50% due
                                                 1/01/2003                                                         2,406
                 AAA       Aaa          1,000    Massachusetts State, HFA, Residential Development, Series C,
                                                 6.90% due 11/15/2021 (f)                                          1,053
                 A+        A1           1,000    Massachusetts State Revenue Refunding Bonds (College Building
                                                 Authority Project), Series A, 7.50% due 5/01/2011                 1,207
                 A         A            6,000    Massachusetts State Water Resource Authority, Series A, 6.50%
                                                 due 7/15/2019                                                     6,655

Michigan--10.2%  AAA       Aaa          2,500    Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625%
                                                 due 7/01/2001 (c)(i)                                              2,766
                 BBB       Baa1         3,500    Dickinson County, Michigan, Economic Development Corp., Solid
                                                 Waste Disposal, Revenue Refunding Bonds (Champion
                                                 International), 6.55% due 3/01/2007                               3,648
                 AA        Aa           1,250    Michigan Municipal Bond Authority Revenue Refunding Bonds
                                                 (Local Government--Qualified School), Series A, 6.50% due
                                                 5/01/2016                                                         1,323
                 A+        NR*          3,000    Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                 Series A, 6.65% due 4/01/2023                                     3,100
                                                 Michigan State, HDA, S/F Mortgage Revenue Bonds:
                 AA+       NR*          5,670      Refunding, AMT, Series D, 6.85% due 6/01/2026                   5,917
                 AA+       NR*          4,885      Series A, 6.875% due 6/01/2023                                  5,095
                                                 Michigan State Hospital Finance Authority, Revenue Refunding
                                                 Bonds:
                 A         A            3,500      (Detroit Medical Center Obligated Group), Series A, 6.50%
                                                   due 8/15/2018                                                   3,657
                 AA        Aa          10,000      (Henry Ford Health Systems), Series A, 5.25% due 11/15/2025     9,405
                 A+        A1           2,500    Michigan State Strategic Fund, Limited Obligation Revenue
                                                 Bonds (Ford Motor Co. Project), AMT, Series A, 6.55% due
                                                 10/01/2022                                                        2,620
                 AAA       Aaa          2,100    Nice Community School District, Michigan, Marquette and
                                                 Baraga Counties, UT, Series 95, 5.25% due 5/01/2020 (d)           1,981
                                                 Royal Oak, Michigan, Hospital Finance Authority, Revenue
                                                 Refunding Bonds (Beaumont Properties, Inc.), Series E:
                 AA-       Aa             265      6.625% due 1/01/2002 (i)                                          294
                 AA-       Aa           2,320      6.625% due 1/01/2019                                            2,472
                 A1+       VMIG1++        200    University of Michigan, University Hospital Revenue Bonds,
                                                 VRDN, Series A, 3.60% due 12/01/2027 (a)                            200

Minnesota--                                      Minnesota State, HFA, S/F Mortgage, AMT:
1.6%             AA+       Aa           2,700      Series L, 6.70% due 7/01/2020                                   2,793
                 AA+       Aa           3,920      Series M, 6.70% due 7/01/2026                                   4,055

Nebraska--0.6%   AAA       Aaa          2,200    Lancaster County, Nebraska, Hospital Authority No. 1,
                                                 Hospital Revenue Bonds (Bryan Memorial Hospital Project),
                                                 6.70% due 6/01/2022 (d)                                           2,390


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                  S&P      Moody's      Face                                                                      Value
STATE            Ratings   Ratings     Amount    Issue                                                          (Note 1a)
Nevada--3.1%     AAA       Aaa        $ 2,500    Clark County, Nevada, School District, 6.75% due
                                                 12/15/2004 (c)(i)                                              $  2,847
                 AAA       Aaa          1,450    Nevada Housing Division, S/F Program, AMT, Series E,
                                                 7% due 10/01/2019                                                 1,528
                 AA        Aa           5,430    Nevada State, Refunding (Colorado River Commission--Hoover),
                                                 6.60% due 10/01/2016                                              5,844
                 AAA       Aaa          2,500    Washoe County, Nevada, Gas Facilities Revenue Bonds
                                                 (Sierra Pacific Power Co.), AMT, 6.65% due 12/01/2017 (b)         2,681

New Jersey--     AAA       Aaa          4,435    New Jersey State Housing and Mortgage Finance Agency
1.1%                                             Revenue Bonds (Home Buyer), AMT, Series M, 6.95% due
                                                 10/01/2022 (d)                                                    4,692

New Mexico--     A1+       P1           1,400    Farmington, New Mexico, PCR (Arizona Public Service Co.),
0.3%                                             VRDN, AMT, Series C, 3.65% due 9/01/2024 (a)                      1,400

New York--4.7%                                   New York City, New York, GO, UT:
                 BBB+      Baa1         2,500      Refunding, Series C, 5.875% due 2/01/2016                       2,417
                 BBB+      Baa1            95      Series B, 7% due 6/01/2001 (i)                                    105
                 BBB+      Baa1         2,330      Series B, 7% due 6/01/2016                                      2,476
                 BBB+      Baa1         7,500      Series B, Sub-Series B-1, 7% due 8/15/2016                      8,071
                 BBB+      Baa1         4,000      Series B, Sub-Series B-1, 7.25% due 8/15/2019                   4,392
                 AAA       Aaa          1,900    New York State Local Government Assistance Corporation,
                                                 Series C, 7% due 4/01/2001 (i)                                    2,125

Ohio--0.4%                                       Cleveland, Ohio, Water Works Revenue Bonds (First
                                                 Mortgage), Series F-92B (b):
                 AAA       Aaa             20      6.50% due 1/01/2002 (i)                                            22
                 AAA       Aaa          1,480      6.50% due 1/01/2011                                             1,606

Oregon--0.9%     A-1       VMIG1++        300    Medford, Oregon, Hospital Facilities Authority Revenue
                                                 Bonds (Gross-Rogue Valley Health Services), VRDN, 3.70%
                                                 due 10/01/2016 (a)                                                  300
                 A1+       A3           3,500    Port Saint Helens, Oregon, PCR (Portland General
                                                 Electric Company Project), VRDN, AMT, Series A, 3.65%
                                                 due 8/01/2014 (a)                                                 3,500

Pennsylvania--   AA+       Aa           1,250    Pennsylvania HFA, S/F Mortgage, AMT, Series 43, 7.40% due
0.3%                                             10/01/2014                                                        1,312

South Carolina-- A-        A1           3,000    Richland County, South Carolina, Solid Waste Disposal
1.0%                                             Facilities Revenue Bonds (Union Camp Corp. Project), AMT,
                                                 Series B, 7.125% due 9/01/2021                                    3,223
                 NR*       Aa           1,000    South Carolina State Housing Finance and Development
                                                 Authority, Mortgage Revenue Bonds, AMT, Series A, 6.70%
                                                 due 7/01/2027 (h)                                                 1,032

Texas--5.5%      AA-       Aa3          2,500    Guadalupe-Blanco River Authority, Texas, Sewage and
                                                 Solid Waste Disposal Facility Revenue Bonds (du Pont (E.I.)
                                                 de Nemours & Co. Project), AMT, 6.40% due 4/01/2026               2,602
                                                 Harris County, Texas, Health Facilities Development
                                                 Corporation, Hospital Revenue Bonds, Series A:
                 A-        A            1,500      (Memorial Hospital Systems Project), 6.60% due 6/01/2014        1,580
                 A-        A            1,500      (Memorial Hospital Systems Project), 6.625% due 6/01/2024       1,572
                 AA        Aa           2,500      (Saint Luke's Episcopal Hospital Project), 6.625%
                                                   due 2/15/2012                                                   2,642
                 A+        A2           2,500    Matagorda County, Texas, Port of Bay City Authority Revenue
                                                 Bonds (Hoechst Celanese Corp. Project), AMT, 6.50% due
                                                 5/01/2026                                                         2,577
                 AA        Aa           8,000    North Central, Texas, Health Facility Development
                                                 Corporation Revenue Bonds (Baylor University Medical Center),
                                                 Series A, 6.85% due 5/15/2001 (i)                                 8,857
                 AA        Aa           2,500    Texas State, Refunding (Veterans' Land), UT, 6.50% due
                                                 12/01/2021                                                        2,640

Utah--0.2%       NR*       P1             700    Salt Lake County, Utah, PCR, Refunding (Service Station
                                                 Holdings Project), VRDN, 3.60% due 2/01/2008 (a)                    700

Virginia--3.7%   A-        A1           3,115    Isle Wight County, Virginia, IDA, Solid Waste Disposal
                                                 Facilities Revenue Bonds (Union Camp Corp. Project), AMT,
                                                 6.55% due 4/01/2024                                               3,281
                                                 Virginia State, HDA, Commonwealth Mortgage:
                 AA+       Aa1          2,000      AMT, Series B, Sub-Series B-2, 6.85% due 1/01/2027              2,067
                 AA+       NR*          2,500      AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019              2,570
                 AA+       Aa1          2,000      Series B, Sub-Series B-5, 6.90% due 7/01/2013                   2,077
                 AA+       Aa1          5,100      Series H, 6.85% due 7/01/2014                                   5,398

Washington--     AAA       NR*          2,395    Washington State Housing Finance Commission, S/F Mortgage
4.5%                                             Revenue Refunding Bonds, Series D, 6.95% due 7/01/2017 (f)(g)     2,509
                                                 Washington State Public Power Supply System, Revenue
                                                 Refunding Bonds, Series B:
                 AA-       Aa1          4,950      (Nuclear Project No. 1), 7.25% due 7/01/2009                    5,654
                 AA-       Aa1          5,000      (Nuclear Project No. 1), 7.125% due 7/01/2016                   5,700
                 AA-       Aa1          2,500      (Nuclear Project No. 2), 7% due 7/01/2000 (i)                   2,762
                 AAA       Aaa          1,900      (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)               2,255

Wisconsin--      AA        Aa           2,250    Wisconsin Housing and EDA, Home Ownership Revenue Bonds, AMT,
1.1%                                             Series D, 6.65% due 7/01/2025                                     2,313
                 NR*       A            2,000    Wisconsin State Health and Educational Facilities Authority,
                                                 Revenue Refunding Bonds (Saint Claire Hospital Project), 7%
                                                 due 2/15/2011                                                     2,127

Wyoming--3.7%    A1        VMIG1++      2,400    Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Co.
                                                 Project), VRDN, Series B, 3.50% due 7/15/2026 (a)                 2,400
                 BBB       Baa2         5,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                 Bonds (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024     5,252
                                                 Wyoming Community Development Authority, S/F Mortgage:
                 AA        Aa           1,500      AMT, Series H, 7.10% due 6/01/2012                              1,587
                 AA        Aa           5,690      Series B, 6.70% due 6/01/2017                                   5,951

                 Total Investments (Cost--$381,834)--97.6%                                                       406,072

                 Other Assets Less Liabilities--2.4%                                                               9,964
                                                                                                                --------
                 Net Assets--100.0%                                                                             $416,036
                                                                                                                ========

              (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
              (b)AMBAC Insured.
              (c)FGIC Insured.
              (d)MBIA Insured.
              (e)Escrowed to Maturity.
              (f)FNMA Collateralized.
              (g)GNMA Collateralized.
              (h)FHA Insured.
              (i)Prerefunded.
                *Not Rated.
               ++Highest short-term rating by Moody's Investors Service, Inc.
              Ratings of issues shown have not been audited by Deloitte & Touche LLP.

              See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$381,833,574) (Note 1a)                         $406,071,828
                    Cash                                                                                         112,502
                    Receivables:
                      Interest                                                             $  7,985,602
                      Securities sold                                                         4,519,088       12,504,690
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      11,626
                    Prepaid expenses and other assets                                                             45,495
                                                                                                            ------------
                    Total assets                                                                             418,746,141
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,114,217
                      Dividends to shareholders (Note 1f)                                       334,774
                      Investment adviser (Note 2)                                               175,610        2,624,601
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        86,021
                                                                                                            ------------
                    Total liabilities                                                                          2,710,622
                                                                                                            ------------

Net Assets:         Net assets                                                                              $416,035,519
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (5,400 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $135,000,000
                      Common Stock, par value $.10 per share (19,907,055 shares
                      issued and outstanding)                                              $  1,990,705
                    Paid-in capital in excess of par                                        277,543,484
                    Undistributed investment income--net                                      2,564,094
                    Accumulated realized capital losses on investments--net (Note 5)        (25,301,018)
                    Unrealized appreciation on investments--net                              24,238,254
                                                                                           ------------
                    Total--Equivalent to $14.12 net asset value per share of
                    Common Stock (market price--$12.625)                                                     281,035,519
                                                                                                            ------------
                    Total capital                                                                           $416,035,519
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $ 24,774,496
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,067,312
                    Commission fees (Note 4)                                                    346,604
                    Professional fees                                                            83,067
                    Transfer agent fees                                                          64,715
                    Accounting services (Note 2)                                                 52,596
                    Printing and shareholder reports                                             52,254
                    Custodian fees                                                               31,128
                    Listing fees                                                                 24,885
                    Directors' fees and expenses                                                 24,869
                    Pricing fees                                                                 13,975
                    Amortization of organization expenses (Note 1e)                               8,311
                    Other                                                                        31,637
                                                                                           ------------
                    Total expenses                                                                             2,801,353
                                                                                                            ------------
                    Investment income--net                                                                    21,973,143
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,655,497)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      5,246,338
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 25,563,984
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $ 21,973,143     $ 22,112,540
                    Realized loss on investments--net                                        (1,655,497)     (17,641,284)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          5,246,338       44,786,134
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     25,563,984       49,257,390
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                          (16,965,648)     (16,834,919)
(Note 1f):            Preferred Stock                                                        (4,793,238)      (5,271,525)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (21,758,886)     (22,106,444)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,805,098       27,150,946
                    Beginning of year                                                       412,230,421      385,079,475
                                                                                           ------------     ------------
                    End of year*                                                           $416,035,519     $412,230,421
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,564,094     $  2,349,837
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                 For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   March 29,
                    from information provided in the financial statements.                                      1993++ to
                                                                               For the Year Ended October 31,    Oct. 31,
                    Increase (Decrease) in Net Asset Value:                      1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  13.93   $  12.56    $  15.15   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.10       1.11        1.08        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                               .18       1.37       (2.53)      1.02
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.28       2.48       (1.45)      1.64
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.85)      (.85)       (.87)      (.45)
                      Realized gain on investments--net                             --         --        (.08)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.85)      (.85)       (.95)      (.45)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.02)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.24)      (.26)       (.18)      (.09)
                        Realized gain on investments--net                           --         --        (.01)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.11)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.24)      (.26)       (.19)      (.20)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  14.12   $  13.93    $  12.56   $  15.15
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 12.625   $ 12.125    $ 10.375   $ 14.625
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             11.43%     25.68%     (23.56%)      .53%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           8.47%     19.27%     (10.67%)    10.16%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .68%       .69%        .68%       .35%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .68%       .69%        .68%       .49%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.30%      5.55%       5.17%      5.17%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $281,036   $277,230    $250,079   $301,507
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $135,000   $135,000    $135,000   $135,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          46.58%     95.62%     114.56%     25.00%
                                                                              ========   ========    ========   ========

Leverage:           Asset coverage per $1,000                                 $  3,082   $  3,054    $  2,852   $  3,233
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    898   $    967    $    644   $    292
Share On                                                                      ========   ========    ========   ========
Preferred Stock     Series B--Investment income--net                          $    879   $    891    $    693   $    352
Outstanding:++++++                                                            ========   ========    ========   ========
                    Series C--Investment income--net                          $    886   $  1,070    $    634   $    302
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 26, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.



NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $185,474,010 and $196,562,607, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $   279,357    $24,238,254
Financial futures contracts        (1,934,854)            --
                                  -----------    -----------
Total                             $(1,655,497)   $24,238,254
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $24,096,305, of which $24,145,086 related to appreciated securities and $48,781 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $381,975,523.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 19,907,055. At October 31, 1996, total paid-in capital amounted to $279,534,189.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.345%; Series B, 3.44%; and Series C, 3.30%.

As of October 31, 1996, there were 5,400 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $164,336 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $19,649,000, of which $5,601,000 expires in 2002 and $14,048,000 expires in 2003. This amount willl be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074231 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders,
MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period March 29, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996




IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.